First Quarter 2020 Earnings Overview May 6, 2020

2 Forward Looking Statements Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward– looking statements. Such risks, uncertainties and factors include, but are not limited to: not completing, or not completely realizing the anticipated benefits from, the sale of our stake in AMAK; general economic and financial conditions domestically and internationally; insufficient cash flows from operating activities; our ability to attract and retain key employees; feedstock, product and mineral prices; feedstock availability and our ability to access third party transportation; competition; industry cycles; natural disasters or other severe weather events, health epidemics and pandemics (including COVID-19) and terrorist attacks; our ability to consummate extraordinary transactions, including acquisitions and dispositions, and realize the financial and strategic goals of such transactions; technological developments and our ability to maintain, expand and upgrade our facilities; regulatory changes; environmental matters; lawsuits; outstanding debt and other financial and legal obligations (including having to return the amounts borrowed under the Paycheck Protection Program or failing to qualify for forgiveness of such loans, in whole or in part); difficulties in obtaining additional financing on favorable conditions, or at all; local business risks in foreign countries, including civil unrest and military or political conflict, local regulatory and legal environments and foreign currency fluctuations; and other risks detailed in our latest Annual Report on Form 10-K, including but not limited to: "Part I, Item 1A. Risk Factors" and "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in our other filings with the Securities and Exchange Commission (the "SEC"). Many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID–19 pandemic. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this press release and the information included in our prior releases, reports and other filings with the SEC, the information contained in this press release updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

3 Non-GAAP Measures This presentation includes the use of both U.S. generally accepted accounting principles ("GAAP") and non-GAAP financial measures. The Company believes certain financial measures, such as EBITDA from continuing operations and Adjusted EBITDA from continuing operations, which are non-GAAP measures, provide users of our financial statements with supplemental information that may be useful in evaluating our operating performance. The Company believes that such non-GAAP measures, when read in conjunction with our operating results presented under GAAP, can be used to better assess our performance from period to period and relative to performance of other companies in our industry, without regard to financing methods, historical cost basis or capital structure. These measures are not measures of financial performance or liquidity under GAAP and should be considered in addition to, and not as a substitute for, analysis of our results under GAAP. These non-GAAP measures have been reconciled to the nearest GAAP measure in the tables below entitled Reconciliation of Selected GAAP Measures to Non-GAAP Measures. We define EBITDA from continuing operations as net income (loss) from continuing operations plus interest expense (benefit), income taxes, depreciation and amortization. We define Adjusted EBITDA from continuing operations as EBITDA from continuing operations plus share– based compensation, plus restructuring and severance expenses, plus or minus equity in AMAK's earnings and losses, plus impairment losses and plus or minus gains or losses on disposal of assets..

4 Q1 Highlights Net income from cont. ops of $5.9MM (includes $5.7MM CARES Act tax benefit) Adjusted EBITDA from cont. ops: $5.5MM $3.5MM y-o-y growth in operating cash flow from cont. ops Closed portion of AMAK share sale; cash proceeds of $10MM Total consolidated cash of $37.5MM at end of March Trecora Chemical (TC) operational reliability yields over $1MM of EBITDA Value growth initiatives expected to yield $4MM in incremental profit generation in 2020

5 Q1 Trecora Performance Summary Q1’20 Q4’19 Q3’19 Q2’19 Q1’19 FY’19 FY’18 Diluted EPS from continuing $0.23 $(0.61) $0.06 $0.10 $0.07 $(0.52) $(0.07) operations Net Income (Loss) from continuing $5.9 $(18.7) $1.6 $2.4 $1.7 $(12.9) $(1.7) operations Adjusted EBITDA from continuing $5.5 $6.4 $6.9 $9.2 $8.4 $31.0 $20.2 operations (1) Gross Margin 13.0% 13.5% 15.3% 15.2% 15.5% 14.9% 9.7% Cap Ex $1.9 $3.8 $2.5 $1.8 $1.9 $10.1 $25.3 Debt $102.2 $83.3 $89.3 $98.4 $103.4 $83.3 $103.3 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its more directly comparable GAAP measure. Ø Consolidated cash of $37.5 million at end of March including $20 million borrowings on revolver (as a precautionary measure) and approx. $10 million cash proceeds from portion of AMAK share sale that closed in March Ø Operating cash flow from continuing operations of $4.4 million, a $3.5 million improvement from Q1 2019 Ø Gross profit unfavorably impacted by feedstock pricing and inventory costing Ø Q1 lower feedstock costs reducing cost of working capital into Q2

6 Q1 Business Segment Performance Summary Specialty Petrochemicals Sales Volume (million gallons) Q1’20 Q4’19 Q3’19 Q2’19 Q1’19 All Products 19.7 20.3 20.5 21.4 22.5 Prime Products 16.2 16.3 16.4 17.7 17.6 By-products 3.5 4.0 4.1 3.7 4.8 Ø By-product margin in Q1’20 of $0.08 per gallon compared to $0.25 per gallon in Q4’19 Specialty Waxes Q1’20 Q4’19 Q3’19 Q2’19 Q1’19 Wax Revenue ($mm) $6.8 $6.0 $5.8 $6.7 $6.0 Wax Sales Volume 10.2 7.9 8.6 10.0 7.9 (mm lbs) Avg. Wax Sales Price $0.66 $0.75 $0.67 $0.67 $0.76 Custom Processing $3.6 $2.9 $2.4 $2.5 $2.3 Revenue ($mm) Ø Q1’20 wax sales volume increased 29.1% compared to Q4’19 Ø Q1’20 custom processing revenues increased 26.1% from Q4’19

7 Petrochemical Feedstock - Market Price of Natural Gasoline Per Gallon $1.70 $1.50 $1.30 $1.10 $0.90 $0.70 $0.50 $0.30 Dec-15 Apr-16 Aug-16 Dec-16 Apr-17 Aug-17 Dec-17 Apr-18 Aug-18 Dec-18 Apr-19 Aug-19 Dec-19 Apr-20 (Source: OPIS)

8 COVID-19 Impact & Actions Ø Implemented social distancing protocols in early March that are Our working Ø Implemented virus screening for all site visits People Ø No infections in our workforce as of today Ø Relocated all non-operational roles into “work from home” settings with no impact to work execution Ø No material impact on manufacturing, global supply chain and Our customer order fulfillment Business Ø Q2: reduced demand in end markets such as durable consumer goods Ø Near-term market conditions uncertain and unpredictable Ø Consolidated cash of $37.5 million at end of March Balance Ø Pulled $20 million from revolver to support near-term liquidity Ø Q1 Net debt of $64.7 million Sheet & Ø Anticipate receipt of approximately $6 million in Q2 from the Liquidity Paycheck Protection Program Ø Q2 lower natural gas feedstock costs reducing cost of working capital

9 Growth Execution Funnel SHR & TC Portfolio New Markets/Products: (8 Projects) Efficiencies: (8 Projects) Increasing Productivity: (11 Projects) Diversified & broad portfolio of 27 potential value growth initiatives Higher Probability4 Value growth initiatives on track for approx. $4 million Lower in profit generation in 2020

10 For more information, please visit our website: http://www.trecora.com Appendix Below

Reconciliation Of Selected GAAP Measures To 11 Non-GAAP Measures Three months ended Three months ended 3/31/20 3/31/19 SPEC. SPEC. SPEC. WAX CORP TREC SPEC. WAX CORP TREC PETRO PETRO NET INCOME (LOSS) $ 4,596 $ 1,214 $ 4,910 $ 10,720 $ 6,142 $ (2,539) $ (1,852) $ 1,751 Income (Loss) from discontinued operations, net of tax - - 4,857 4,857 - - (59) (59) Income (Loss) from continuing operations $ 4,596 $ 1,214 $ 53 $ 5,863 $ 6,142 $ (2,539) $ (1,793) $ 1,810 Interest 915 - 1 916 1,195 304 - 1,499 Taxes (1,654) (1,456) (2,543) (5,653) 994 - (500) 494 Depreciation and amortization 186 24 6 216 169 24 20 213 Depreciation and amortization in cost of sales 2,431 1,305 - 3,736 2,905 1,324 - 4,229 EBITDA from continuing operations 6,474 1,087 (2,483) 5,078 11,405 (887) (2,273) 8,245 Share based compensation - - 390 390 - - 213 213 (Gain) Loss on disposal of assets (1) 17 - 16 - - - - Adjusted EBITDA from continuing opeartions $ 6,473 $ 1,104 $ (2,093) $ 5,484 $ 11,405 $ (887) $ (2,060) $ 8,458 Revenue 51,630 10,437 - 62,067 56,873 8,282 - 65,155

12 Specialty Waxes Wax Volume and Revenue (in thousands) $8,000 12,000 $7,000 10,000 $6,000 8,000 $5,000 $4,000 6,000 Volume Revenue $3,000 4,000 $2,000 2,000 $1,000 $- - Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Wax Revenues($) Wax Volume (Lbs)